Exhibit 10.33

AMENDMENT NO. 1 TO AMENDED AND RESTATED
REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of February 11, 2015 (this “Amendment No. 1”), is by and among HEALTHCARE TRUST OF AMERICA, INC., a Maryland corporation (the “Company”), HEALTHCARE TRUST OF AMERICA HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), BANK OF AMERICA, N.A. (the “New Lender”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 19, 2014 (the “Credit Agreement”), by and among the Company, the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, pursuant to Section 2.4 of the Credit Agreement, the Borrower has requested, and the New Lender has agreed to provide, New Revolving Commitments under the Credit Agreement; and
WHEREAS, the New Lender wishes to be added as a “Lender” under the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:
1.1    New Commitments. The New Lender shall have a New Revolving Commitment in the amount of $50,000,000. On the Amendment Effective Date, and so long as the conditions set forth in Section 4.2 are satisfied, (a) the New Lender shall purchase from each of the Revolving Lenders, at the principal amount thereof, such interests in the Revolving Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Revolving Loan Lenders and the New Lender ratably in accordance with their Revolving Commitments after giving effect to the addition of such New Revolving Commitments to the Revolving Commitments, (b) the New Revolving Commitment of the New Lender shall be deemed for all purposes a Revolving Commitment and each Loan made under such New Revolving Commitment shall be deemed, for all purposes, a Revolving Loan, and (c) the New Lender shall become a Revolving Lender with respect to its New Revolving Commitment and all matters relating thereto.

1.2    Schedule 2.1. Schedule 2.1 to the Credit Agreement is hereby deleted in its entirety and Schedule 2.1 to this Amendment No. 1 is substituted in place thereof.
1.3    New Lender. From and after the date hereof, the New Lender shall be deemed to be a Lender for all purposes of the Credit Agreement, and each reference to the Lenders in the Credit Agreement shall be deemed to include the New Lender. The New Lender hereby covenants and agrees to become a party to the Credit Agreement and any of the other Loan Documents as the Administrative Agent may reasonably request. The New Lender appoints JPMorgan Chase Bank, N.A. as the Administrative Agent and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.
1.4    Request under Section 2.4 of Credit Agreement. This Amendment No. 1 is and shall be deemed to be for all purposes of the Credit Agreement the first exercise by the Borrower of its rights under Section 2.4 of the Credit Agreement to request an increase of the Commitments.
1.5    Representations, Warranties and Agreements of New Lender. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 1 and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.4 of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitments, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment No. 1, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment No. 1, and (vi) if it is a Foreign Lender, any documentation required to be delivered by it pursuant to the terms of the Credit Agreement has been delivered to the Administrative Agent; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
1.6    FATCA Acknowledgement. For purposes of determining withholding Taxes imposed under FATCA, from and after February 11, 2015, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement and the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER AND THE COMPANY
In order to induce the New Lender and Administrative Agent to enter into this Amendment No. 1, the Borrower and the Company each represents and warrants to the New Lender and Administrative Agent that the following statements are true, correct and complete:
(i)    each of the Borrower and the Company has the requisite power and authority to make, deliver and perform its obligations under the Credit Agreement as amended by this Amendment No. 1 (the “Amended Agreement”);
(ii)    each of the Borrower and the Company has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment No. 1;
(iii)    no consent or approval of, registration or filing with, or any other action by any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment No. 1, except consents, approvals, registrations, and filings which have been obtained or made and are in full force and effect;
(iv)    the execution, delivery and performance of this Amendment No. 1 (a) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Group Member or any order of any Governmental Authority, (b) will not violate any indenture, agreement or other instrument binding on any Group Member, except for any such violation which could not reasonably be expected to have a Material Adverse Effect, and (c) will not result in the creation or imposition of any Lien on any asset of any Group Member other than Permitted Encumbrances.
(v)    this Amendment No. 1 and the Amended Agreement have been duly executed and delivered by the Borrower and the Company and are the legal, valid and binding obligations of Borrower and the Company, enforceable against the Borrower and the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(vi)    the representations and warranties of the Borrower and the Company contained in Section 3 of the Credit Agreement are and will be true and correct in all material respects on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and
(vii)    no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1 that would constitute a Default or Event of Default.

SECTION 3.    ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTOR
The Company has read this Amendment No. 1 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of the Company under each of the Loan Documents to which the Company is a party shall not be impaired and each of the Loan Documents to which the Company is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
Each of the Company and the Borrower hereby acknowledges and agrees that the Guarantied Obligations under, and as defined in, the Guaranty, dated as of November 19, 2014, by and among the Company, Borrower, and the Administrative Agent (the “Guaranty”) will include all Obligations under, and as defined in, the Credit Agreement (as amended hereby).
The Company acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment No. 1, the Company is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment No. 1 and (ii) nothing in the Credit Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of the Company to any future amendments to the Credit Agreement.
SECTION 4.    CONDITIONS TO EFFECTIVENESS
Except as set forth below, Section 1 of this Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):
A. The Borrower, the Company, the Administrative Agent and the New Lender shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.
B. The Administrative Agent shall have received a secretary’s certificate of the Company and the Borrower (i) either confirming that there have been no changes to its organizational documents since November 19, 2014, or if there have been changes to the Company’s or the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions and incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.
C. The New Lender and the Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 9.3 of the Credit Agreement), incurred in connection with this Amendment No. 1.
D. Execution and delivery to the Administrative Agent by the Borrower of a Note in favor of the New Lender, in each case in the amounts of its Commitments set forth on Schedule 2.1 attached hereto.

E. Delivery to the Administrative Agent by each of O’Melveny & Myers LLP and Venable LLP, as counsel to the Borrower, of an opinion addressed to the New Lender and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.
F. Payment by the Borrower of any agreed upon compensation to the New Lender and the Administrative Agent as provided in Section 2.4 of the Credit Agreement arising out of the addition of the New Lender as a “Lender” under the Credit Agreement.
G. The conditions set forth in Section 4.2 of the Credit Agreement shall have been satisfied and the Administrative Agent shall have received a certificate dated the Amendment Effective Date and executed by a Financial Officer of the Borrower that such conditions have been satisfied and that the Borrower shall be in pro forma compliance with the covenants set forth in Section 6.13 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which a compliance certificate has been delivered pursuant to Section 5.1(c) of the Credit Agreement after giving effect to the New Revolving Commitments and the Loans to be made thereunder on the Amendment Effective Date.
SECTION 5.    MISCELLANEOUS
A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(ii)    Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.
B. Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.
C. Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D. Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment No. 1 (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by the Company, Borrower and the New Lender and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:	HEALTHCARE TRUST OF AMERICA, INC.

By: /s/ Robert A. Milligan
Name: Robert A. Milligan
Title: Chief Financial Officer

BORROWER:	HEALTHCARE TRUST OF AMERICA HOLDINGS, LP

By:	Healthcare Trust of America, Inc., its General Partner

By: /s/ Robert A. Milligan
Name: Robert A. Milligan
Title: Chief Financial Officer

LENDERS:
J.P. MORGAN CHASE BANK, N.A.,
as Administrative Agent
By: /s/ Brendan M. Poe
Name: Brendan M. Poe
Title: Executive Director

BANK OF AMERICA, N.A., as New Lender

By /s/ Brian J. Walsh
Name: Brian J. Walsh
Title: Vice President